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SUBSIDIARIES                                                       EXHIBIT  21.1
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SUBSIDIARY                                FORM                       OWNER
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
TSI Alexandria, LLC                   Corporation     Town Sports International, Inc.
TSI 217 Broadway, Inc.                Corporation     Town Sports International, Inc
TSI Allston, Inc.                     Corporation     Town Sports International, Inc
TSI Arthro Fitness Services, Inc.     Corporation     Town Sports International, Inc
TSI Battery Park, Inc.                Corporation     Town Sports International, Inc
TSI Bethesda, Inc.                    Corporation     Town Sports International, Inc
TSI Broadway, Inc.                    Corporation     Town Sports International, Inc
TSI Brooklyn Belt, Inc.               Corporation     Town Sports International, Inc
TSI Brunswick, Inc.                   Corporation     Town Sports International, Inc
TSI Bulfinch, Inc.                    Corporation     Town Sports International, Inc
TSI Cash Management, Inc.             Corporation     Town Sports International, Inc
TSI Centreville, Inc.                 Corporation     Town Sports International, Inc
TSI Cobble Hill, Inc.                 Corporation     Town Sports International, Inc
TSI Colonia, LLC                      Corporation     TSI Holdings (NJ), Inc.
TSI Commack, Inc.                     Corporation     Town Sports International, Inc
TSI Copley, Inc.                      Corporation     Town Sports International, Inc
TSI Croton, Inc.                      Corporation     Town Sports International, Inc
TSI Danbury, Inc.                     Corporation     Town Sports International, Inc
TSI Dupont Circle, Inc.               Corporation     TSI Holdings (DC), Inc.
TSI Dupont II, Inc.                   Corporation     TSI Holdings (DC), Inc.
TSI East 23, Inc.                     Corporation     Town Sports International, Inc
TSI East 34, Inc.                     Corporation     Town Sports International, Inc
TSI East 36, Inc.                     Corporation     Town Sports International, Inc
TSI East 41, Inc.                     Corporation     Town Sports International, Inc
TSI East 51, Inc.                     Corporation     Town Sports International, Inc
TSI East 59, Inc.                     Corporation     Town Sports International, Inc
TSI East 76, Inc.                     Corporation     Town Sports International, Inc
TSI East 86, LLC                      Corporation     Town Sports International, Inc
TSI East 91, Inc.                     Corporation     Town Sports International, Inc
TSI East 94, Inc.                     Corporation     Town Sports International, Inc
TSI East Meadow, Inc                  Corporation     Town Sports International, Inc
TSI Fairfax, LLC                      Corporation     TSI Holdings (VA), Inc.
TSI Fenway, Inc.                      Corporation     Town Sports International, Inc
TSI Fifth Avenue, Inc.                Corporation     Town Sports International, Inc
TSI First Avenue, Inc.                Corporation     Town Sports International, Inc
TSI Forest Hills, Inc.                Corporation     Town Sports International, Inc
TSI Fort Lee, LLC                     Corporation     TSI Holdings (NJ), Inc.
TSI Framingham, Inc.                  Corporation     Town Sports International, Inc
TSI Franklin Park, LLC                Corporation     TSI Holdings (NJ), Inc.
TSI Freehold, Inc.                    Corporation     Town Sports International, Inc
TSI Germantown, LLC                   Corporation     TSI Holdings (MD), Inc.
TSI Glover, Inc.                      Corporation     TSI Holdings (DC), Inc.
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
TSI Great Neck, Inc.                  Corporation     Town Sports International, Inc
TSI Greenwich Street, Inc.            Corporation     Town Sports International, Inc
TSI Herald, Inc.                      Corporation     Town Sports International, Inc
TSI Hoboken, Inc.                     Corporation     Town Sports International, Inc
TSI Holdings (CIP), Inc.              Corporation     Town Sports International, Inc
TSI Holdings (DC), Inc.               Corporation     Town Sports International, Inc
TSI Holdings (IP), Inc.               Corporation     Town Sports International, Inc
TSI Holdings (MD), Inc.               Corporation     Town Sports International, Inc
TSI Holdings (NJ), Inc.               Corporation     Town Sports International, Inc
TSI Holdings (PA), Inc.               Corporation     Town Sports International, Inc
TSI Holdings (VA), Inc.               Corporation     Town Sports International, Inc
TSI International, Inc.               Corporation     Town Sports International, Inc
TSI Larchmont, Inc.                   Corporation     Town Sports International, Inc
TSI Lexington, Inc.                   Corporation     Town Sports International, Inc
TSI Lincoln, Inc.                     Corporation     Town Sports International, Inc
TSI M Street, Inc.                    Corporation     TSI Holdings (DC), Inc.
TSI Madison, Inc.                     Corporation     Town Sports International, Inc
TSI Mahwah, LLC                       Corporation     TSI Holdings (NJ), Inc.
TSI Marlboro, Inc.                    Corporation     Town Sports International, Inc
TSI Mamaroneck, Inc.                  Corporation     Town Sports International, Inc
TSI Matawan, Inc.                     Corporation     Town Sports International, Inc
TSI Merrifield, Inc.                  Corporation     Town Sports International, Inc
TSI Nanuet, Inc.                      Corporation     Town Sports International, Inc
TSI Norwalk, Inc.                     Corporation     Town Sports International, Inc
TSI Oceanside, Inc.                   Corporation     Town Sports International, Inc
TSI Old Bridge, Inc.                  Corporation     Town Sports International, Inc
TSI Parsippany, LLC                   Corporation     TSI Holdings (NJ), Inc.
TSI Plainsboro, LLC                   Corporation     TSI Holdings (NJ), Inc.
TSI Princeton, LLC                    Corporation     TSI Brunswick, Inc.
TSI Ramsey, Inc.                      Corporation     Town Sports International, Inc
TSI Rittenhouse, LLC                  Corporation     TSI Holdings (PA), Inc.
TSI Rockville, Inc.                   Corporation     Town Sports International, Inc
TSI Rodin Place, Inc.                 Corporation     Town Sports International, Inc
TSI Scarsdale, Inc.                   Corporation     Town Sports International, Inc
TSI Seaport, Inc.                     Corporation     Town Sports International, Inc
TSI Sheridan, Inc.                    Corporation     Town Sports International, Inc
TSI Society Hill, Inc.                Corporation     Town Sports International, Inc
TSI Soho, Inc.                        Corporation     Town Sports International, Inc
TSI Somerset, LLC                     Corporation     TSI Holdings (NJ), Inc.
TSI Springfield, LLC                  Corporation     TSI Holdings (NJ), Inc.
TSI Stamford Downtown, Inc.           Corporation     Town Sports International, Inc
TSI Stamford Post, Inc.               Corporation     Town Sports International, Inc
TSI Stamford Rinks, Inc.              Corporation     Town Sports International, Inc
TSI Staten Island, Inc.               Corporation     Town Sports International, Inc
TSI Sterling, LLC                     Corporation     TSI Holdings (VA), Inc.
TSI Syosset, Inc.                     Corporation     Town Sports International, Inc
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
TSI Wall Street, Inc.                 Corporation     Town Sports International, Inc
TSI Washington, Inc.                  Corporation     TSI Holdings (DC), Inc.
TSI West 125, Inc.                    Corporation     Town Sports International, Inc
TSI West 14, Inc.                     Corporation     Town Sports International, Inc
TSI West 23, Inc.                     Corporation     Town Sports International, Inc
TSI West 38, Inc.                     Corporation     Town Sports International, Inc
TSI West 52, Inc.                     Corporation     Town Sports International, Inc
TSI West 73, Inc.                     Corporation     Town Sports International, Inc
TSI West 76, Inc.                     Corporation     Town Sports International, Inc
TSI West 80, Inc.                     Corporation     Town Sports International, Inc
TSI West Caldwell, LLC                Corporation     TSI Holdings (NJ), Inc.
TSI Weymouth, Inc.                    Corporation     Town Sports International, Inc
TSI White Plains, Inc.                Corporation     Town Sports International, Inc
TSI Whitestone, Inc.                  Corporation     Town Sports International, Inc

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